                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 17, 1997.


                           MILLENNIUM CHEMICALS INC.
                          --------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-12091                                          22-3436215
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


         99 WOOD AVENUE SOUTH, ISELIN, NEW JERSEY          08830
         -------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

                                (732) 603-6600
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
                                --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits

     Exhibit      Document
     -------      --------
      10.32       First Amendment to Master Transaction Agreement between
                  Lyondell Petrochemical Company and Millennium Chemicals Inc.

      10.33       Limited Partnership Agreement of Equistar Chemicals, LP

      10.34 Form of Asset Contribution Agreement between Millennium Petrochemicals Inc., Millennium Chemicals LP LLC and Equistar Chemicals, LP

      10.35 Form of Parent Agreement among Lyondell Petrochemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP

                                 EXHIBIT INDEX


     Exhibit     Document
     -------     --------
      10.32      First Amendment to Master Transaction Agreement between
                 Lyondell Petrochemical Company and Millennium Chemicals Inc.

      10.33      Limited Partnership Agreement of Equistar Chemicals, LP

      10.34 Form of Asset Contribution Agreement between Millennium Petrochemicals Inc., Millennium Chemicals LP LLC and Equistar Chemicals, LP

      10.35 Form of Parent Agreement among Lyondell Petrochemical Company, Millennium Chemicals Inc. and Equistar Chemicals LP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 1997        MILLENNIUM CHEMICALS INC.


                               By:  /s/ JOHN E. LUSHEFSKI
                                  -----------------------------
                                  John E. Lushefski
                                  Sr. Vice President and Chief Financial Officer